Report of Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Directors
 of
Federated World
Investment Series
Funds Inc

In planning and
performing our
audit of the
financial statements of
Federated
International
High Income Fund
Federated International
Small
Company Fund Federated
International Capital
Appreciation Fund and
Federated International
 Value Fund four of
the portfolios constituting
Federated World Investment
 Series Funds Inc the
Funds as of and
for the year ended
November
30 2006 in accordance
with the standards
of the Public Company
Accounting Oversight
 Board United States
 we
considered their
internal control over
financial reporting
including
control activities for
safeguarding securities
as a basis for
designing our auditing
procedures for the
purpose
of expressing our
opinion on the financial
statements and to comply
with the requirements
of Form NSAR but not
for the purpose of
expressing an opinion
on the
effectiveness of the
Funds internal control
over financial reporting
Accordingly we express
no such opinion

The management of the
Funds is responsible
for establishing and
maintaining effective
internal control over
financial
reporting  In
fulfilling this
responsibility
 estimates and
judgments by
management
are required to assess
the
expected benefits and
related
costs of
controls A companys
internal
control over financial
reporting
is a
process designed to
provide
reasonable assurance
regarding
the
reliability of
financial
reporting and the
preparation
of financial
statements for external
purposes in accordance
with generally accepted
accounting principles
Such internal control
includes policies and
procedures that provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition
use or disposition of a
companys assets that
could have a material
effect on the financial
statements

Because of its inherent
limitations internal
control over financial
reporting may not prevent
 or detect misstatements
 Also projections of
any evaluation of
effectiveness to
future periods are
subject to the
risk that controls
may become inadequate
because of changes in
conditions or that
the degree of compliance
 with the polices or
procedures may
deteriorate

A control deficiency
 exists when the design
or operation of a control
does not allow management
or employees in the normal
 course of
performing their assigned
 functions to prevent or
detect misstatements
on a timely basis
 A significant deficiency
 is a control deficiency
or combination of
control deficiencies
 that adversely
affects the
companys ability to
initiate authorize
record process or
report
external financial
data reliably in
accordance with
generally accepted
accounting principles
such that there is more
than a remote likelihood
that a misstatement of
the companys annual or
 interim financial
statements that is
more than inconsequential
will not be prevented or
detected  A material
weakness is a significant
 deficiency or
combination of significant
deficiencies that results
in more than a
remote likelihood that a
material misstatement of
the annual or interim
financial statements will
be not prevented or
detected

Our consideration of the
Funds internal control
over financial
reporting was for the
limited purpose described
in the first paragraph
and would not necessarily
disclose all deficiencies
in internal control
that might be significant
deficiencies or material
 weaknesses under
standards established
 by
 the Public Company
Accounting Oversight
Board
United States
However we noted no
deficiencies in the
Funds
internal control over
financial reporting and
its operation including
controls for safeguarding
securities that we consider
 to be a material
weakness as defined above
as of November 30 2006


This report is intended
solely for the information
 and use of
management and the Board
of Directors of the Funds
 and the Securities
and Exchange Commission
and is not intended to
 be and should not be
used by anyone other
 than these specified
parties



ERNST YOUNG LLP


Boston Massachusetts
January 12 2007